UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 4, 2005

EQUITABLE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Oxford Centre, Suite 3300, 301 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 553-5700

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 4, 2005, the Board of Directors of Equitable Resources, Inc. (the “Company”) approved by unanimous written consent an amendment to the Bylaws of the Company amending (a) Section 1.03 to provide that in the absence of the President, the Vice Chairman of the Board shall preside at the annual meeting and (b) Section 3.06 to provide for the election of a Vice Chairman of the Board of Directors.  The Bylaw amendment is effective retroactive to January 12, 2005.  A copy of the amended and restated Bylaws of the Company is attached hereto and incorporated herein as Exhibit 3.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EQUITABLE RESOURCES, INC.
(Registrant)

	By	/s/ David L. Porges
David L. Porges
Vice Chairman and Executive Vice President,
Finance and Administration

February 4, 2005

EXHIBIT INDEX

Exhibit No.	Document Description

3.01	Bylaws of the Company (amended through January 12, 2005)